D&E COMMUNICATIONS, INC.

CODE OF BUSINESS CONDUCT AND ETHICS

1

A Message from the President and Chief Executive Officer

D&E Communications, Inc. has a long-standing reputation for conducting business with the highest ethical standards and integrity, earning us the trust of our customers, suppliers and investors as well as that of the general public. The source of our reputation is the loyalty, dedication and integrity of each one of us in fulfilling our commitments to D&E, its shareholders, the community and to all parties with whom we do business. Maintaining D&E’s good name requires that we do our jobs with full fidelity to the public, customers, suppliers, investors and to D&E, itself, and its resources and property.

If you ever have questions concerning this commitment, please contact your supervisor or the Vice President of the Human Resources Department. Thank you for your continuing commitment to integrity and fair dealing.

James W. Morozzi

President and CEO

Highlights of the Code

The success of D&E Communications and its employees, in both their personal and their professional capacities, depends upon the way in which they conduct themselves. Honesty, integrity and respect are keys to that success. D&E Communications and its subsidiaries (together, the “Company”) require that the Company’s employees, agents, representatives, contractors, suppliers and consultants adhere to the highest ethical standards as embodied in the Company’s Code of Business Conduct and Ethics which requires, among other things, that they:

1. follow all applicable government laws, rules and regulations;

2. not accept or offer bribes, kickbacks or other forms of payoffs;

3. respect our contracts with both customers and suppliers;

4. avoid conflicts of interests;

5. not take company opportunities for themselves;

6. comply with confidentiality obligations with respect to the proprietary information of the Company and its customers and suppliers;

7. conduct business fairly, honestly and with respect to all, and refrain from engaging in any unfair business practice;

8. protect the Company assets and refrain from unauthorized personal use thereof;

9. report illegal, unethical or unauthorized behavior to the Company for investigation and questionable auditing or accounting matters to the Audit Committee of the Board of Directors for investigation;

10. refrain from making any public statements regarding the business of the Company, unless specifically authorized to do so by an authorized spokesperson of the Company;

11. assist the Company in meeting its public reporting obligations in a timely and accurate manner;

12. not use or disclose material non-public information; and

13. comply with all other policies and procedures established by the Company from time to time.

The foregoing highlights are presented as an overview of the contents of the Code of Conduct. The full text of the Company’s Code of Conduct follows.

CODE OF BUSINESS CONDUCT AND ETHICS

This Code of Business Conduct and Ethics (the “Code”) for D&E Communications, Inc. and its subsidiaries (together, the “Company”), outlines the Company’s expectations regarding appropriate corporate and individual conduct by the Company’s employees, officers and directors (herein inclusively referred to as “Employees”) as well as those individuals or organizations working on the Company’s behalf. The Code is intended to provide general guidance about acceptable behavior and is intended to supplement, and not to supersede, existing Company policies and standard practices or legal requirements governing specific business activities.

The Code sets the tone for appropriate conduct. It does not address every situation or potential issue and relies upon each individual to use his or her common sense in an honest and conscientious manner. The Company is committed to conducting its business in accordance with these standards and requires that all of its employees, as well as individuals and organizations working on its behalf, strictly adhere to these standards. Third parties whose services are retained by the Company are expected to conduct themselves in accordance with this Code in their Company related activities.

I.	Complying With Law

All employees, officers and directors of the Company (together, “Employees”) should respect and comply with all applicable laws, rules and regulations of the U.S. and other countries, and the states, counties, cities and other jurisdictions, in which the Company conducts business. Due to the Company’s status as a “public company”, such legal compliance should include, without limitation, compliance with the various securities laws applicable to the Company and Employees.

This Code does not summarize all laws, rules and regulations applicable to the Company and Employees. Please consult the Chief Executive Officer of D&E Communications, Inc. (the “CEO”) and the various guidelines, which the Company has prepared on specific laws, rules and regulations.

II.	Conflicts Of Interest

All Employees should avoid situations that present a potential conflict between their interests and the interests of the Company (“conflicts of interest”). Employees should pay proper attention to the Company’s interests. Employees owe the Company their loyalty and should avoid any interest, investment or association that interferes with the independent exercise of sound judgment in the Company’s best interests. Also, any activities that create the appearance of a conflict of interest should be avoided. Conflicts of interest may arise when an Employee, or members of his or her family, receives improper personal benefits as a result of his or her position with the Company, whether received from the Company or a third party. Loans to, or guarantees of obligations of, Employees or their family members may create conflicts of interest.

Conflicts of interest are prohibited as a matter of Company policy, except under guidelines approved by the Board of Directors or committees of the Board. Conflicts of interest may not always be clear-cut, so if you have a question, you should consult with the CEO. Any Employee who becomes aware of a conflict or potential conflict should bring it to the attention of a supervisor, manager or the Vice President of the Human Resources Department or consult the procedures described in Section VII, below. In the case of Directors or Senior Officers, conflicts (or potential conflicts) of interest need to be reported to the Chairman of the Board of Directors and the Chairman of the Audit Committee. The Chairman of the Board shall promptly notify the Chairman of the Audit Committee of the conflict of interest or potential conflict of interest.

III.	Corporate Opportunity

Employees are prohibited from (a) personally taking for themselves opportunities that properly belong to the Company or are discovered through the use of Company property, information or position; (b) using Company property, information or position for personal gain; and (c) competing with the Company. Employees owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

IV.	Confidentiality

Employees must maintain the confidentiality of confidential information entrusted to them by the Company or its suppliers or customers, except when the CEO authorizes disclosure. Employees should consult the CEO prior to disclosure, and Directors and Senior Officers need to inform the Chairman of the Board, if they believe they have a legal obligation to disclose confidential information. Confidential information includes all non-public information that might be of use to competitors of the Company, or harmful to the Company, the Employees or the Company’s customers if disclosed.

V.	Fair Dealing

Each Employee should endeavor to deal fairly with the Company's customers, suppliers, competitors and each other. No one should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair dealing practice.

VI.	Protection And Proper Use Of Company Assets

All Employees should protect the Company's assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on the Company's profitability. All Company assets should be used only for legitimate business purposes or authorized personal use.

VII.	Reporting Illegal, Unethical or Unauthorized Behavior and Questionable Auditing or Accounting Matters.

A.

Employees are, as a matter of personal responsibility and moral duty, obligated to report to the Company improper activities or behavior (including complaints and concerns involving questionable accounting or auditing matters), which directly or indirectly involves the Company. Improper activity or behavior ("Improper Activity") is conduct or a pattern of conduct that directly or indirectly affects the Company and involves any Company Employee, vendor, supplier, accountant or other professional, customer, or other person or entity having business or other dealings with the Company and that falls into one or more of the following categories:

1.	Illegal Behavior - conduct that constitutes a violation of any federal, state or local law, regulation or ordinance.
2.	Unethical Behavior - conduct that constitutes a violation of commonly accepted norms of business and personal ethics.
3.	Unauthorized Behavior - conduct that constitutes a violation of this Code or of any other Company policy, procedure, rule or regulation.
4.

Behavior Involving Questionable Auditing or Accounting Matters - conduct that: (i) constitutes a violation of professional accounting standards; (ii) constitutes a violation of SEC rules and regulations relating to auditing or financial reporting; (iii) involves dishonest or otherwise improper behavior relating to accounting, internal audit controls or audit matters; (iv) constitutes a breakdown of or fraud in connection with internal audit controls; or (v) creates a reasonable basis for a complaint or concern regarding the possible occurrence of any of the foregoing.

B.	Employees who in good faith are concerned that Improper Activities have occurred or may occur should immediately report such concerns as follows:

1.

If the matter concerns Behavior Involving Questionable Auditing or Accounting Matters, Employees should report the information according to the procedures established by the Company’s Audit Committee, which currently require that the report be made to the Chair of the Audit Committee. The full text of the Audit Committee’s current procedures for reporting on and investigating Improper Activities is attached as Exhibit A.

2.	If the matter concerns any other Improper Activity not covered by

B(1), above, the Employee should report the information immediately to the Vice President of the Human Resources Department, or may report through a confidential third-party phone and internet based reporting system the link to which is found on the Company’s intranet as well as on the Company’s website. The Vice President of the Human Resources Department shall notify the CEO and the Chief Financial Officer of the Company of each such report and shall conduct such investigation as he or she may determine to be necessary or appropriate under the circumstances, to include, if he or she deems it appropriate, a meeting with the reporting Employee and consultation with the Company’s legal counsel. Upon completion of such investigation, the Vice President of the Human Resources Department shall respond to the reporting Employee. If the reporting Employee is dissatisfied with the response, he or she may submit a copy of any written report to the CEO, together with a written statement setting forth the reasons for his or her dissatisfaction. The CEO may respond to the reporting Employee in such manner as he or she determines to be appropriate. If the reporting Employee is dissatisfied with the CEO’s response or inaction, he or she may seek further review by submitting a written report to the Board of Directors of the Company, whose decision, explanation or other response shall be final and conclusive.

3.	If the matter concerns a Director or Senior Officer, it shall be reported to the Chairman of the Board and the Chairman of the Audit Committee.

C.

It is the policy of the Company to: (i) encourage its Employees promptly to report Improper Activities in accordance with the above procedures; and (ii) protect those who, in good faith and having a reasonable basis for doing so, come forward to report Improper Activities. The Company will not permit retaliation of any kind by or on behalf of the Company and its Employees against good faith reports or complaints of Improper Activities. In the case of complaints of Improper Activities specifically involving questionable accounting or auditing matters, if the concerns or complaints require confidentiality, including keeping an Employee’s identity anonymous, then this confidentiality will be protected, subject to applicable law, regulation or legal proceedings.

D.

An Employee who has a reasonable basis for believing that Improper Activity has or may have occurred is entitled to exercise his or her right to report such wrongdoing in accordance with the terms of this code of conduct. Accordingly, no Employee of the Company shall directly or indirectly: (i) use the authority or influence of his or her position to interfere with the right of an Employee to report the occurrence of Improper Activity pursuant to this code; or (ii) take retaliatory action of any kind against an Employee who, having a reasonable basis for believing that Improper Activity has or may have occurred, reports the occurrence of such Improper Activity pursuant to this code.

VIII.	Public Company Reporting

As a public company, it is of critical importance that the Company's filings with the Securities and Exchange Commission (SEC) and all public disclosures be accurate and timely. Depending on his or her position with the Company, an Employee may be called upon to provide necessary information to assure that the Company's public reports are complete, fair and understandable or to support certain certifications of financial matters which the Company and certain of its officers must provide to the SEC in order to comply with applicable law. The Company expects Employees to take this responsibility very seriously and to provide prompt, accurate answers to inquiries related to the Company's public disclosure requirements.

IX.	Corporate Communications

When the Company discloses material non-public information, SEC Regulation FD requires that it do so publicly, and not to individuals or small groups of persons. It is important that all information about the Company be communicated in a consistent manner and in compliance with SEC requirements. Therefore, no Employee should discuss internal Company matters or developments with anyone outside of the Company, except as required in the performance of regular corporate duties. For this purpose, the Company has designated Corporate Officers or an appointed designee as the authorized spokesperson. Employees, other than specifically designated authorized spokespersons, should not respond under any circumstances to inquiries from securities market professionals, shareholders or the media unless specifically asked to do so by an authorized spokesperson. All Employees must refer all such inquiries to an authorized spokesperson. It is the Company’s policy not to release earnings projections or to provide guidance to individual analysts.

X.	Other Corporate Policies

This Code does not supersede or replace any other corporate policies of the Company, including the Company’s policy concerning insider trading and Section 16 reporting.

Insider Trading. The Company has established a separate Insider Trading Policy, which generally prevents Employees who have access to, or knowledge of, confidential or non-public information from or about the Company from buying, selling or otherwise trading in the Company's securities. This restriction extends to sharing or tipping others about such information, especially because the individuals receiving such information might utilize it to trade in the Company's securities. The Company has implemented the Insider Trading Policy to reduce the risk or even the appearance of insider trading. Employees are directed to the Insider Trading Policy or Corporate Officers, if they have questions regarding the Insider Trading Policy.

XI.	Amendment, Modification And Waiver

This Code may be amended or modified by the Board of Directors, and waivers may be granted by a majority of independent directors, subject to applicable law.

EXHIBIT A

REPORTING PROCEDURES ESTABLISHED

BY THE D&E COMMUNICATIONS, INC.

AUDIT COMMITTEE

Submitting a Report of Behavior Involving Questionable Accounting or Auditing Matters.

A Company Employee, who is acting in good faith and who has a reasonable basis for believing that Improper Activity involving questionable accounting or auditing matters has or may have occurred, should submit a written report to the Chair of the Audit Committee, Board of Directors, 124 East Main Street, Ephrata, PA 17522, or may report through a confidential third-party phone and internet based reporting system the link to which is found on the Company’s intranet as well as on the Company’s website. Such a report may be submitted anonymously; however, Employees are encouraged to sign any such report because the ability of the Audit Committee to investigate the alleged wrongdoing may be severely prejudiced if it is unable to interview the reporting Employee.

Contents of Report. The report should set forth in reasonable detail a description of the facts and circumstances which lead the reporting Employee to conclude that Improper Activity involving questionable accounting or auditing matters has or may have occurred.

Investigation And Follow Up Activity

Upon receipt of a report of Improper Activity involving questionable accounting or auditing matters, the Audit Committee shall promptly review the allegations. Any such report received by the Audit Committee will be subject to review and follow up by the Audit Committee in such manner as the Audit Committee shall determine is necessary or proper under the circumstances including, if warranted, the conduct of an investigation. The Audit Committee may, at its discretion, delegate any investigatory activities it deems necessary or desirable to an officer or officers of the Company who shall report directly to the Audit Committee with respect to all issues concerning such delegated responsibilities. The Audit Committee shall summarize its findings and actions with respect to each such report in writing, including its determination of what further action, if any, is required.

Confidentiality

Confidential Treatment. A report of Improper Activity involving questionable accounting or auditing matters, if submitted in good faith and with a reasonable basis for believing that the alleged wrongdoing has or may have occurred, will be granted confidential treatment by the Company.

Scope of Confidentiality. For purposes of this policy statement, "confidential treatment" means that the Company will use its commercially reasonable best efforts to assure that the identity of the reporting Employee is not disclosed, except: (i) to the

Chair and members of the Audit Committee and to those Company Employees who are determined by such Chair to have a need to know in connection with the conduct of an investigation by the Audit Committee of the alleged wrongdoing, including the Chief Executive Officer and Chief Financial Officer of D&E Communications, Inc.; (ii) to the Company's legal counsel and accountants; (iii) to law enforcement authorities pursuant to a criminal investigation; (iv) pursuant to a subpoena or other legal process under which the Company is by law required to disclose such information; and (v) to any other appropriate person in the event that the Chief Executive Officer of the Company (with the concurrence of a majority of the independent members of the Board of Directors of the Company) determines for compelling reasons that disclosure to such person is necessary.

Protection Of Reporting Employees

An Employee who acts in good faith and has a reasonable basis for believing that Improper Activity involving questionable accounting or auditing matters has or may have occurred is entitled to exercise his right to report such wrongdoing in accordance with the terms of the Company’s Code of Business Conduct and Ethics. Accordingly, no Employee of the Company shall directly or indirectly: (i) use the authority or influence of his or her position to interfere with the right of another Employee to make such a report; or (ii) take retaliatory action of any kind against an Employee who, acting in good faith and having a reasonable basis for believing that Improper Activity involving questionable accounting or auditing matters has or may have occurred, reports or is in the process of preparing to report the occurrence of such activity pursuant to this code of conduct.

Supplemental Code of Business Conduct

and Ethics for Senior Officers

I.	Introduction

The Company’s Board of Directors (“Directors”), Chief Executive Officer, Chief Financial Officer, Senior Vice Presidents and Vice President of Finance, (the “Senior Officers”) hold an important and elevated role in corporate governance. As part of the corporate leadership team, Directors and Senior Officers are vested with both the responsibility and authority to protect, balance, and preserve the interests of all of the enterprise stakeholders, including shareholders, clients, employees, suppliers, and citizens of the communities in which business is conducted. This supplement is intended to comply with the provisions of the Sarbanes-Oxley Act encouraging a code of ethics to provide standards to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, and the full, fair, accurate, timely and understandable disclosure in the Company’s periodic reports. Directors and Senior Officers fulfill this responsibility by prescribing and enforcing the policies and procedures employed in the operation of the enterprise’s financial organization, and by demonstrating the following:

II.	Honest and Ethical Conduct

Directors and Senior Officers will exhibit and promote the highest standards of honest and ethical conduct through the establishment and operation of policies and procedures that:

(a) Encourage and reward professional integrity in all aspects of the financial organization, by eliminating inhibitions and barriers to responsible behavior, such as coercion, fear of reprisal, or alienation from the financial organization or the enterprise itself.

(b) Prohibit and eliminate the appearance or occurrence of conflicts between what is in the best interest of the enterprise and what could result in material personal gain for a member of the financial organization, including Directors and Senior Officers.

(c) Provide a mechanism for members of the finance organization to inform senior management of deviations in practice from policies and procedures governing honest and ethical behavior.

(d) Demonstrate their personal support for such policies and procedures through periodic communication reinforcing these ethical standards throughout the finance organization.

III.	Financial Records and Periodic Reports

Senior Officers will establish and manage the enterprise transaction and reporting systems and procedures to ensure that:

(a) Business transactions are properly authorized and completely and accurately recorded on the Company’s books and records in accordance with Generally Accepted Accounting Principles (GAAP) and established Company financial policy.

(b) The retention or proper disposal of Company records shall be in accordance with established enterprise financial policies and applicable legal and regulatory requirements.

(c) Periodic financial communications and reports will be delivered in a manner that facilitates the highest degree of clarity of content and meaning, so that readers and users will quickly and accurately determine their significance and consequence. It is the Company’s policy to adhere to SEC pronouncements on topics such as real time disclosures, pro forma disclosures, critical accounting policies and Management’s Discussion and Analysis.

(d) All financial matters will be conducted and reported in a manner consistent with the obligations of the Company’s CEO and CFO to provide required certifications of financial statements contained in periodic reports filed with the SEC and in a manner that supports and adheres to the Company’s established disclosure controls and procedures for full and fair financial disclosure and reporting (including the internal control reports filed in connection with the Company’s filings with the SEC).

(e) The Company makes full, fair, accurate, timely and understandable disclosure in reports and documents it files with, or submits to, the SEC and in its other public communications.

IV.	Compliance with Applicable Laws, Rules and Regulations

Senior Officers will establish and maintain mechanisms to:

(a) Educate members of the finance organization about any federal, state or local statute, regulation or administrative procedure that affects the operation of the finance organization and the enterprise generally.

(b) Monitor the compliance of the finance organization with any applicable federal, state or local statute, regulation or administrative rule

(c) Identify, report and correct in a swift and certain manner, any detected deviations from applicable federal, state or local statute or regulation.

V.	Reporting of Violations of this Supplement.

Senior Officers will establish and maintain mechanisms to:

(a) Identify, report and correct in a swift and certain manner, any detected deviations from applicable federal, state or local statute or regulation.

(b) Complaints about uncorrected violations of this Code shall be referred to the Chairman of the Board and the Chairman of the Audit Committee in accordance with procedures established by the Audit Committee.

(c) Complaints concerning the uncorrected violation or violations of this Code may be reported anonymously or confidentially.

VI.	Accountability for Adherence to this Code

Accountability for adherence to this Supplemental Code shall be as follows:

(a) Each of the Senior Officers shall be responsible for adherence to, and for monitoring the adherence of other Senior Officers to, this Code.

(b) The Senior Officers shall immediately submit to the Audit Committee a written report of each and every violation of this Code that meets the definition of Behavior Involving Questionable Auditing or Accounting Matter. All other Code violations shall be reported to the Audit Committee on a not less than quarterly basis, unless, in the discretion of the Senior Officers, the severity of the violation warrants more timely reporting to the Audit Committee.

(c) The Senior Officers shall, by February 1 of each year, submit a written report to the Audit Committee concerning compliance with this Code.

(d) The Audit Committee shall investigate and make determinations concerning any alleged violations of this Code.

VII.	Section 16 Reporting Compliance.

All persons subject to Section 16 should consult the Insider Trading Policy for more details concerning their duties and obligations with respect to trades of the Company’s stock. That policy provides, among other things, that Directors and executive officers (“insiders”) of the Company are subject to regular corporate blackout periods in connection with earnings releases by the Company. In addition, insiders are subject to Section 16 reporting obligations. Due to the level of scrutiny and regulation applied to trades in the Company’s securities made by insiders, insiders’ trades are subject to prior review by the Company’s Secretary. All insiders should obtain pre-clearance for all trades of Company stock from the Company’s Secretary. In order to obtain pre-clearance, an insider must certify that (i) he or she is not in possession of material nonpublic information concerning the Company; and (ii) the proposed trade(s) do not violate the trading restrictions of Section 16 of the Exchange Act or Rule 144 of the Securities Act.

In the majority of cases, Section 16 requires reports of trades to be made by insiders within two days after the date of the trade. Therefore, insiders MUST comply with the pre-clearance process. Although the Company assists insiders with their Section 16 reporting obligations, it is the insider’s sole responsibility to comply with his or her Section 16 obligations.

VIII.	Disclosure Related to Supplement.

It is the Company’s policy to disclose the existence of this Supplement to the Company’s Code of Business Conduct and Ethics and to make it publicly available. The Company will disclose all amendments to this Code, and to this Supplement, as well as all waivers of Code provisions that are granted to any Senior Officer for any reason.

D&E COMMUNICATIONS, INC.

CODE OF CONDUCT ACKNOWLEDGEMENT

The undersigned acknowledges that he or she has received and read the D&E Communications Code of Conduct and understands that he or she is expected to comply with the Code of Conduct, as it exists now and as it may be changed from time to time.

Signed:__________________________	Dated:___________________

Printed Name:_____________________

Title:_____________________________